Exhibit 99.2

                    Certification of Chief Financial Officer
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        Pursuant to Section 1350 of Chapter 63 of the United States Code
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I, Mark A. Buthman, Chief Financial Officer of Kimberly-Clark Corporation,
certify that to my knowledge:

(1) the Form 10-Q, filed with the Securities and Exchange Commission on May 8, 2003 ("accompanied report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the accompanied report fairly presents, in all material respects, the financial condition and results of operations of Kimberly-Clark Corporation.

                                          /s/ Mark A. Buthman
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                                           Mark A. Buthman
                                           Chief Financial Officer
                                           May 8, 2003